Investor Presentation

March 2018

Safe Harbor Statement

This presentation, the related remarks, and the responses to various questions may contain various "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which represent Regional Management Corp.'s expectations or beliefs concerning future events. Words such as "may," "will," "should," "likely," "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates," "outlook," and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of Regional Management. Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, the following: changes in general economic conditions, including levels of unemployment and bankruptcies; risks associated with Regional Management's transition to a new loan origination and servicing software system; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including repayment risks and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; changes in interest rates; the risk that Regional Management's existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; the impact of changes in tax laws, guidance, and interpretations, including related to certain provisions of the Tax Cuts and Jobs Act; the timing and amount of revenues that may be recognized by Regional Management; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in Regional Management's markets and general changes in the economy (particularly in the markets served by Regional Management); changes in the competitive environment in which Regional Management operates or in the demand for its products; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel. Such factors and others are discussed in greater detail in Regional Management's filings with the Securities and Exchange Commission. We cannot guarantee future events, results, actions, levels of activity, performance, or achievements.

Except to the extent required by law, neither Regional Management nor any of its respective agents, employees, or advisors intend or have any duty or obligation to supplement, amend, update, or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority.

Investment Highlights


Attractive Long-Term Market Opportunity
11 Consecutive Quarters of Double-Digit Receivable Growth
Significantly Upgraded Infrastructure
Stable Credit Performance
Deep Management Experience
Numerous Avenues for Additional Growth
REGIONAL MANAGEMENT

Company Overview

History	▪ Consumer finance company founded in 1987 ▪ Focused on consumer installment lending ▪ IPO: March 2012; NYSE: RM
Who We Are	▪ 342 branches as of December 31, 2017 in 9 southeastern and southwestern U.S. states ▪ Core portfolio of small and large personal loans ("core loans"), and retail loans – Large loans have been a key source of growth since early 2015 ▪ Multiple origination channels – Branches, direct mail, digital, referrals, and retailers
Growth	▪ Multi-channel platform to grow core small and large loan portfolio ▪ $817 million in total loan receivables as of December 31, 2017 ▪ 3-year core loan receivable CAGR of 26% (Dec-14 to Dec-17) ▪ 3-year large loan receivable CAGR of 96% (Dec-14 to Dec-17)

Historical Financial Performance

REGIONAL MANAGEMENT

- Recent earnings growth driven by combination of volume-related revenue growth and more stable credit
- Strong credit performance and profitability through the cycle

Net Income



($ in millions)
$30
$25
$20
$15
$10
$5
$0
$3.1
$6.5
$9.9
$16.4
$21.2
$25.4
$28.8
$14.8
$23.4
$24.0
$30.0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Total Receivables and Net Credit Losses % of Average Receivables



($ in millions)
Total Receivables
NCL
Net Charge-Offs
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
$168
$192
$215
$247
$307
$438
$545
$546
$628
$718
$817
7.8%
8.4%
8.6%
7.9%
6.3%
6.5%
6.5%
11.1%
8.8%
9.0%
9.4% (1)
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

(1) 60 bps higher due to insurance claims that temporarily shifted into net credit losses

Total Revenue



($ in millions)
$300
$250
$200
$150
$100
$50
$0
$57
$67
$73
$87
$105
$136
$171
$205
$217
$241
$272
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Core Loan Portfolio Growth Driven by Large Loan Receivables

Since adding large loans as a core product, large loan receivables have grown approximately 650%, from $46 million to $347 million, over the three years



(in millions)
Ending Net Receivables of Core Loans
$750
$500
$250
$0
Small
Large
$366
$46
$320
$485
$147
$338
$594
$235
$358
$723
$347
$376
2014
2015
2016
2017

% Increase	10.0%	32.6%	22.5%	21.8%

Product Category Trends

in millions

Ending Net Receivables	1Q 16	2Q 16	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	vs. 3Q 17 $ Chg I/(D)	vs. 3Q 17 % Chg I/(D)	vs. 4Q 16 $ Chg I/(D)	vs. 4Q 16 % Chg I/(D)
Small Loans (≤ $2,500)	$311	$320	$349	$358	$336	$349	$363	$376	$13	3.4%	$17	4.8%
Large Loans (> $2,500)	$162	$195	$217	$235	$242	$268	$309	$347	$39	12.5%	$112	47.5%
Core Loan Products	**$473**	**$515**	**$566**	**$594**	**$578**	**$617**	**$672**	**$723**	**$51**	**7.6%**	**$129**	**21.8%**
Automobile Loans	$106	$101	$97	$90	$86	$80	$72	$61	($10)	(14.3%)	($29)	(32.1%)
Retail Loans	$28	$30	$33	$34	$31	$30	$31	$33	$2	5.6%	($0)	(1.4%)
Total	**$607**	**$646**	**$696**	**$718**	**$695**	**$727**	**$775**	**$817**	**$43**	**5.5%**	**$100**	**13.9%**
Total YoY Δ ($)	**$81**	**$73**	**$95**	**$89**	**$88**	**$81**	**$79**	**$100**				
Total YoY Δ (%)	**15%**	**13%**	**16%**	**14%**	**14%**	**13%**	**11%**	**14%**				



Product Category Mix
Small Loans
Large Loans
Automobile Loans
Retail Loans
% of Total Receivables
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
51.1%
46.0%
42.5%
26.7%
17.5%
7.5%
4.7%
4.0%
1Q 16
2Q 16
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17

- Large loans continue to grow and now represent 43% of total loan portfolio
- Core loans are 89% of total loan portfolio

2018 & 2019: Realize the Benefits of Our Investments

- Continue double-digit core portfolio growth through hybrid approach
  - Increase receivables per branch and de novo expansion
- Modernized infrastructure provides Regional with:
  - Electronic payments, customer portal, texting
  - Integrated go-to-market capabilities – mail, digital, branch
  - More time for branch personnel to focus on sales and service
- Digital platform will enhance existing customer engagement and experience, as well as attract new digital-oriented customers
  - Test and learn approach allows for controlled progress
  - Integration with affiliates like LendingTree
- Strong credit function to improve the credit quality of new loans
  - Automation of underwriting, which should significantly reduce manual errors
  - New credit scorecards
- Centralized collections to decrease delinquency and reduce net credit losses
  - Allows branch labor to focus on local marketing and customer sales

With most large investments behind us, and our effective tax rate dropping from approximately 38% to 25%, we expect over time to:

- Reduce G&A expense as a percentage of receivables
- Improve ROA & ROE over time
- Increase long-term profitability

Significant Market Opportunity

- Regional's 370,000 customer accounts represent 0.5% of the approximately 80 million Americans that generally align with the Company's customer base.
- Regional believes that most of this population is underserved, which provides an attractive market opportunity.

$3.8 Trillion US Consumer Finance Market [1]

Personal Installment Loans Account for ~$60 billion [2]



Auto Loans 32%
Student Loans 36%
Personal Installment Loans 2%
Other 9%
Credit Cards 21%

32% of US Population with FICO Score Between 550 & 700 [3]



300-499 5%
500-549 7%
550-599 9%
600-649 10%
650-699 13%
700-749 17%
750-799 19%
800-850 20%

[1] Sourced from Federal Reserve Bank of New York; 3Q 2017 Quarterly Report on Household Debt and Credit; excludes residential mortgage and home equity revolving credit
[2] Equifax US National Consumer Credit Trends Report; September 2017, sourced from December 2017 publication
[3] FICO™ Banking Analytics Blog © Fair Isaac Corporation (as of April 2017)

Hybrid Approach to Growth

Branch Overview – Hybrid Approach to Growth

- Multiple channels and products provide attractive market opportunities
  - Most loans are serviced and collected through branches
  - Migrating late-stage delinquency / collections to centralized collections group
- Most branches have significant capacity to increase the size of their portfolios, particularly given large loan growth
- Increasing de novo expansion in 2018 – 25 to 30 new branches

Receivables Per Branch


Receivables Per Branch
$2,500
$2,250
$2,000
$1,750
$1,500
$1,821
$1,899
$2,117
$2,390
2014
2015
2016
2017

Geographic Footprint


17
21
37
28
18
68
47
8
98
Current States of Operation
Attractive States for Expansion
Total branches: 342
Note: As of 12/31/17

Date of Entry:

SC: 1987
TX: 2001
NC: 2004
TN: 2007
AL: 2009
OK: 2011
NM: 2012
GA: 2013
VA: 2015

Robust Loan Approval Process

- Customize automated decision engine used to determine if customer qualifies for product offerings
- Product offering is based on risk profile of customer and their ability to repay



Application Process
Custom Decision Engine
Review of Customer Financials
Determine Collateral to Secure Loan
Underwriting Exceptions Sent to Home Office Credit
Final Decision
Book New Loan
Initial Decision
Credit / Underwriting Process
Review Credit
Assess Ability to Repay
Positive Net Cash Flow
Audits
Branch Exceptions
Home Office Credit
Underwriting Decision
Send to Branch

Multi-Product Offering Fits Customer Needs

- Product suite provides multiple solutions for customers as their credit needs change
- Most competitors offer either small or large loans – Regional provides both
- Easy-to-understand products based on credit underwriting and ability to repay

	Small	Large	Retail
Customer Need	Short-term cash needs Bill payment Back-to-school expenses Auto repair	Loan consolidation Medical expenses	Home furnishings Appliances Televisions and electronics
Size [(a)]	Range: $500 to $2,500 Average: $1,669	Range: $2,501 to $20,000 Average: $4,946	Range: Up to $7,500 Average: $1,902
Term [(b)]	Up to 36 months	18 to 60 months	6 to 48 months
Security	Non-essential household goods	Title to a vehicle and/or non-essential household goods	Purchased goods (e.g. furniture)
Net Receivables [(c)]	$375.8 million	$347.2 million	$33.1 million
# of Loans [(b)]	~261,000	~81,000	~23,000
Average APR [(d)]	47.0%	29.9%	22.2%

(a) Represents the average origination loan size (new and renewal) for quarter ended December 31, 2017
(b) Fixed installment loans with equal monthly payments
(c) Represents the portfolio balances at December 31, 2017
(d) Fixed interest rates; represents average portfolio APR for the quarter ended December 31, 2017

Note: Product offering table excludes $61.4 million auto portfolio, as the Company is no longer originating auto loans.

High Customer Satisfaction

- Regional's "Net Promoter Score" (NPS) of 66%, which measures customer loyalty, compares favorably to other companies in financial services and in other industries.
- Top-three box (8, 9, or 10 out of 10) customer satisfaction of 88%
- Over 75% of customers would apply to Regional Finance first the next time they need a loan
- ~90% favorable ratings for key attributes:
  - Loan process was quick, easy, affordable, understandable
  - People are professional, responsive, respectful, knowledgeable, helpful, friendly
- Customers pleased with products/services; anticipate enhancements, such as texting, online account self-service, electronic payments, and digital lending, should increase customer satisfaction

Source: Derived from 2017 customer satisfaction survey administered by a third party market research company

Stable Customer Profile

Customer Profile [1]	
Age	49 years
Homeowner	58%
Time in Residence	12 years
Borrower Income	$38,000
Average FICO	617

FICO Distribution [1]


45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
<600
600 - 639
640+

[1] Portfolio metrics as of December 31, 2017

Diverse Funding and Liquidity Profile

- Continue to diversify sources of funding to support future growth
- Plan to complete first capital markets ABS transaction in 2018
- Diversified funding should allow for modest increase in leverage over time

Amended and Upsized Senior Revolver

- Committed line of $638 million; $450 million outstanding at December 31, 2017
- Contains accordion feature to increase line to $700 million
- Allows for a large loan warehouse facility and for subsequent securitizations using warehouse collateral
- Maturity date: June 2020

Wells Amortizing Automobile Loan

- Original amortizing loan of $76 million secured by automobile loan receivables
- Amended and restated in November 2017, providing an additional loan advance of $38 million
- Maturity date: December 2024; allows prepayment once balance falls below 20% of the original loan amount

Revolving Warehouse Facility

- Committed facility of $125 million; $66 million outstanding at December 31, 2017
- Expandable to $150 million; funded by large loan receivables
- Initial term of 18 months, to be followed by 12-month amortization period
- Plan to amend and extend facility before end of initial term
- Facility is being funded by Credit Suisse and Wells Fargo

First Term ABS Deal

- Deal is anticipated to close in 2018

Anticipated Deal Structure:

- $150 million deal size
- 2-year revolving period
- Structured thru BB level
- Single rating agency
- 144A Private Placement

Deep Management Experience

Peter Knitzer
President and CEO

- 30+ years of consumer financial services experience
- Spent 14 years at Citi in various senior roles, including Chairman & CEO of Citibank North America
- Prior to joining Regional, was EVP and Head of Payments at CIBC, and President and Director at E*TRADE Bank

John Schachtel
COO

- 30 years of consumer financial services experience
- Prior to joining Regional, was Chief Operating Officer at OneMain Financial
- Extensive operations experience at CitiFinancial (now OneMain)

Don Thomas
CFO

- 30+ years of finance and accounting experience, CPA
- Prior to joining Regional, was Chief Financial Officer at TMX Finance
- Also spent 17 years at 7-Eleven, including service as Chief Accounting Officer, Controller, and acting CFO

Dan Taggart
Chief Risk Officer

- 20+ years of financial services and credit experience
- Prior to joining Regional, was SVP at Wingspan Portfolio Advisors, managing servicing and loss mitigation
- Also spent 11 years at Citi, including service as SVP and Chief Credit Officer at CitiFinancial

Jim Ryan
Chief Marketing Officer

- 20+ years of consumer financial services experience
- Prior to joining Regional, was Chief Marketing Officer at OneMain Financial for 10 years
- Also held additional senior positions at CitiFinancial, including SVP of Operations and Vice President of Credit Risk

Joseph Manavalan
Chief Digital Officer

- 10 years of consumer financial services experience
- Prior to joining Regional, held numerous roles at Citigroup and OneMain Financial including Director of Operations, Director of Technology Delivery, and Managing Director, Operations and Cyber Risk
- Significant technology experience in consumer finance and Silicon Valley technology firms

Strong Corporate Governance and Board of Directors

REGIONAL MANAGEMENT

Board of Directors
(Non-Employee Directors)

Al de Molina
- Chairman of RM's Board of Directors
- Former CEO and COO of GMAC
- Former CFO of Bank of America
- Former CEO of Banc of America Securities

Steve Freiberg
- Senior Advisor to The Boston Consulting Group
- Former CEO of E*TRADE
- Former Co-Chairman/CEO of Citigroup Global Consumer Group

Mike Dunn
- Former CEO and Executive Chairman of RM
- Former Partner of Brysam Global Partners
- Former CFO of Citigroup Global Consumer Group

Carlos Palomares
- President and CEO of SMC Resources
- Former SVP of Capital One Financial Corp.
- Former COO of Citibank Latin America Consumer Bank

Roel Campos
- Partner at Hughes Hubbard & Reed LLP law firm
- Practices in securities regulation and corporate governance
- Former SEC Commissioner

Maria Contreras-Sweet
- Former Administrator of U.S. Small Business Administration
- Founder of ProAmerica Bank
- Former Secretary of CA's Business, Transportation and Housing Agency

Jonathan Brown
- Senior Analyst with Basswood Capital Management, LLC
- Formerly at Sandelman Partners
- Formerly at Goldman Sachs

Investment Highlights


Attractive Long-Term Market Opportunity
11 Consecutive Quarters of Double-Digit Receivable Growth
Significantly Upgraded Infrastructure
Stable Credit Performance
Deep Management Experience
Numerous Avenues for Additional Growth
REGIONAL MANAGEMENT

REGIONAL MANAGEMENT

REGIONAL MANAGEMENT

RM LISTED NYSE